                                                                  EXHIBIT 10.90

                      AMENDED AND RESTATED REVOLVING LOAN
                      ------- --- -------- --------- ----

       $53,000,000                                  Dated: July 7, 1998



          FOR VALUE RECEIVED, IMPAC GROUP, INC. (the "Company") HEREBY PROMISES TO PAY to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Lender") the principal sum of FIFTY-THREE MILLION United States Dollars ($53,000,000) or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Company pursuant to Section 2.01(c) of
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the Credit Agreement (as hereinafter defined), on or before the Revolving Loan
Termination Date; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to Bank of America National Trust & Savings Association, as Agent (the "Agent"), on behalf of the Lender, at its main office in Chicago, Illinois in immediately available funds. The Revolving Loans made by the Lender to the Company pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by the Lender and, prior to any transfer thereof, endorsed on Schedule A attached hereto which is part of this
                              ----------
Note or otherwise in accordance with its usual practices; provided, however,
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that the failure to so record shall not affect the Company's obligations under this Amended and Restated Note.

          This Note is the Note relating to Revolving Loans made by the Lender and referred to in, and is entitled to the benefits of, the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7, 1998, by and among the Company, AGI Incorporated, Klearfold, Inc., the financial institutions signatory thereto (including the Lender) and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Amended and Restated Note.
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          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          This Note is delivered to the Lender on the date hereof and is issued in replacement of and substitution for, and not in payment of, that certain Revolving Loan Note dated March 12, 1998 made by the Company in favor of the Lender and all outstanding obligations evidenced by such prior Revolving Loan Note, including, without limitation, all accrued and unpaid interest, shall hereafter be evidenced by the new Amended and Restated Note; provided, however, that this clause shall not be effective until the occurrence of the Initial Funding Date.

                                    IMPAC GROUP, INC.



                                    By: /s/ David C. Underwood
                                        ----------------------------------

                                       Name: David C. Underwood
                                            ------------------------------

                                       Title: Chief Financial Officer
                                             -----------------------------
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                                                                Schedule A
                                                                -------- -

             Promissory Note - Amended and Restated Revolving Loan

                              dated July 7, 1998

                            payable to the order of

             Bank of America National Trust & Savings Association

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                              PRINCIPAL PAYMENTS
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           Amount of                             Unpaid
           Principal       Amount of            Principal     Notation
Date       Borrowed      Principal Repaid        Balance      Made By
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